SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Filed pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2009

SPECTRASCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State of other jurisdiction of incorporation)	000-13092 (Commission File Number)	41-1448837 (I.R.S. Employer Identification No.)

11568-11 Sorrento Valley Road, San Diego, CA 92121
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 847-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers.

Tommy G. Thompson, a member of the Board of Directors of SpectraScience, Inc. (the “Company”), notified the Company in writing on December 16, 2009 of his resignation as a member of the Board of Directors effective December 17, 2009. Mr. Thompson confirmed to the Company that his resignation was not due to any disagreement with the Company or any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2009	SPECTRASCIENCE, INC.

	By:	/s/ James Hitchin

Its Chief Executive Officer